[EXECUTED VERSION]
SECOND AMENDMENT dated as of September 20, 2023 (this “Amendment”), to the CREDIT AGREEMENT dated as of June 18, 2021 (as amended by that First Amendment dated as of June 30, 2022, the “Existing Credit Agreement” and as amended by this Amendment, the “Amended Credit Agreement”), among TRANE TECHNOLOGIES HOLDCO INC., a Delaware corporation (“Trane Holdco”), TRANE TECHNOLOGIES GLOBAL HOLDING COMPANY LIMITED, a Delaware corporation (“Trane Global”), TRANE TECHNOLOGIES FINANCING LIMITED, an Irish private company limited by shares with registered number 624886 and registered office at 170/175 Lakeview Drive, Airside Business Parks, Sword, Co. Dublin, Ireland, K67 EW96 (“Trane Ireland” and, together with Trane Holdco and Trane Global, the “Borrowers” and each individually, a “Borrower”), TRANE TECHNOLOGIES PLC, an Irish company (“Trane Parent”), as a Guarantor, the other Guarantors from time to time party thereto, the BANKS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used in this Amendment but not otherwise defined shall have the meanings assigned to such terms in the Existing Credit Agreement.

WHEREAS pursuant to the Existing Credit Agreement, the Banks have agreed to extend credit to the Borrowers on the terms and subject to the conditions set forth therein;

WHEREAS Trane Parent and the Borrowers have requested that certain provisions of the Existing Credit Agreement be amended as set forth herein; and

WHEREAS the undersigned Banks are willing to amend such provisions of the Existing Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Amendments. Effective as of the Amendment Effective Date (but subject to Section 4 hereof), the Existing Credit Agreement is hereby amended as follows:

(a) The definition of “Ratings” in Section 1.1 of the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows (added language is represented by bold/underline, and deleted language is represented by strikethrough):

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“Ratings” means the ratings of Moody’s and S&P applicable to ~~Trane plc’s~~ the long-term senior unsecured debt of the Borrowers and the Additional Borrowers (or any of the foregoing); provided that (a) if the then-current rating by either rating agency for the long-term senior unsecured debt of any Borrower or Additional Borrower is different than then-current rating by that rating agency for the long-term senior unsecured debt of any other Borrower or Additional Borrower, then the Rating from that rating agency will be deemed to be the highest then-current rating issued by that rating agency for the long-term senior unsecured debt of the Borrowers and the Additional Borrowers and (b) if either Moody’s or S&P does not provide a rating of the long-term senior unsecured debt of any of the Borrowers or Additional Borrowers, then the “Rating” in respect of such rating agency shall be the public corporate (or corporate family) rating, if any, issued by such rating agency in respect of Trane Parent.

(b) Paragraph (g) of Section 2.7 of the Existing Credit Agreement is hereby amended by (i) deleting the text “for Trane plc” in the lead-in to such paragraph and (ii) amending and restating the proviso in such Section and the immediately succeeding sentence to read in their entirety as follows (added language is represented by bold/underline, and deleted language is represented by ~~strikethrough~~):

provided that (i) in the case of split Ratings from S&P and Moody’s, the Rating to be used to determine the applicable Level shall be the higher of the two Ratings, or if the Ratings differ by more than one Level as indicated above, the Rating to be used to determine the applicable Level shall be the Rating one below the higher of the two Ratings, (ii) if only one Rating exists, the applicable Term Benchmark Margin, RFR Margin, CBR Margin and the Commitment Fee Rate shall be determined by reference to the Level corresponding to the available Rating, (iii) if no Ratings exist, the applicable Level shall be Level V and (iv) if any Rating shall be changed (other than as a result of a change in the rating system of the applicable rating agency), such change shall be effective as of the date on which it is first announced by the rating agency making such change. Each such change in the applicable Term Benchmark Margin, the RFR Margin, the CBR Margin or the Commitment Fee Rate shall apply to all outstanding Term Benchmark Loans, RFR Loans, CBR Loans and Base Rate Loans and to all commitment fees accruing during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.

(c) Section 4.13(b) of the Existing Credit Agreement is hereby amended to replace each occurrence of the text “Her Majesty’s” in such Section with the text “His Majesty’s.”

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(d) Clause (h) of Section 5.1 of the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows (deleted language is represented by ~~strikethrough~~):

(h) immediately after the chief financial officer or the treasurer of Trane Global or Trane Parent obtains knowledge of a change or a proposed change in the Ratings ~~of Trane Global’s outstanding senior unsecured long-term debt securities~~ by either Moody’s or S&P, a certificate of the chief financial officer or the treasurer setting forth the details thereof;

SECTION 2. Representations and Warranties. Each of Trane Parent and the Borrowers represents and warrants to the Administrative Agent and to each of the Banks that:

(a) this Amendment has been duly authorized by all necessary organizational action, executed and delivered by Trane Parent or such Borrower, and each of this Amendment and the Amended Credit Agreement constitutes a valid and binding agreement of Trane Parent or such Borrower, enforceable against Trane Parent or such Borrower in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(b) the representations and warranties of each Loan Party set forth in the Amended Credit Agreement are true in all material respects (or, in the case of representations and warranties qualified as to materiality, in all respects) on and as of the date hereof; and

(c) at the time of and immediately after giving effect to this Amendment, no Default shall have occurred and be continuing.

SECTION 3. Effectiveness. This Amendment shall become effective as of the date first above written on which the following are satisfied or waived (the “Amendment Effective Date”):

(a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Trane Parent, each of the borrowers and each Bank currently party to the Existing Credit Agreement and the Administrative Agent; and

(b) the Administrative Agent shall have received all expenses payable to the Administrative Agent on or prior to the Amendment Effective Date, including reimbursement or payment of all reasonable out-of-pocket expenses (including the expenses of counsel) required to be reimbursed or paid by the Borrowers under the Existing Credit Agreement or this Amendment, in each case, to the extent invoiced at least two Business Days prior to the Amendment Effective Date.

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SECTION 4. Retroactive Effect. Notwithstanding anything herein to the contrary, the amendment to the definition of “Ratings” in Section 1(a) hereof (the “Ratings Amendment”) shall be given retroactive effect to April 4, 2023. In furtherance of the foregoing, (a) the aggregate amount of interest payable to each Bank pursuant to Section 2.7 of the Amended Credit Agreement on the next interest payment date after the Amendment Effective Date shall be reduced by an amount equal to the excess, if any, of (i) the aggregate amount of interest accrued in respect of the Loans of such Bank for the period beginning on April 4, 2023, and ending on the day immediately prior to the date of the most recent interest payment date that occurred prior to the Amendment Effective Date (the “Retroactive Effect Period”) (computed without giving effect to the Ratings Amendment), to the extent paid to such Bank, over (ii) the aggregate amount of interest that would have accrued in respect of the Loans of such Bank for the Retroactive Effect Period had the Ratings Amendment become effective on April 4, 2023, and (b) the aggregate amount of commitment fees payable to each Bank pursuant to Section 2.8 of the Amended Credit Agreement on the next commitment fee payment date after the Amendment Effective Date shall be reduced by an amount equal to the excess, if any, of
(i) the aggregate amount of commitment fees in respect of the Commitments of such Bank for the Retroactive Effect Period (computed without giving effect to the Ratings Amendment), to the extent paid to such Bank, over (ii) the aggregate amount of commitment fees that would have accrued in respect of the Commitments of such Bank for the Retroactive Effect Period had the Ratings Amendment become effective on April 4, 2023.

SECTION 5. Effects of Amendment. (a) Except as expressly set forth herein, this Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or of any other Loan Document, all of which shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Bank, any Issuing Bank or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Banks, the Issuing Banks or the Administrative Agent under the Loan Documents, except as expressly provided herein. Nothing herein shall be deemed to entitle any of Trane Parent or the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances.

(c) On and after the Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Existing Credit Agreement as amended hereby.

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(d) This Amendment shall constitute a “Loan Document” for all purposes of the Existing Credit Agreement and the other Loan Documents.

(e) This Amendment shall not extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Existing credit Agreement or any other Loan Document, all of which shall remain in full force and effect, except as modified hereby. Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge of Trane Parent or any Borrower under any Loan Document from any of its obligations and liabilities thereunder.

SECTION 6. Counterparts; Electronic Execution. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that (a) the Administrative Agent and each of the Banks shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of each of Trane Parent and the Borrowers without further verification thereof and without any obligation to review the appearance or form of any such Electronic signature and (b) upon the request of the Administrative Agent or any Bank, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, each of Trane Parent and the Borrowers party hereto hereby (i) agrees that for all purposes, including in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, Banks and the Borrowers, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Amendment shall have the same legal effect, validity and enforceability as any paper original, (ii) agrees that the Administrative Agent and each of the Banks may, at its option, create one or more copies of this Amendment in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (iii) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Amendment based solely on the lack of paper original copies of this Amendment, including with respect

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to any signature pages thereto and (iv) waives any claim against any Lender-Related Person for any Liabilities arising solely from the Administrative Agent’s and/or any Bank’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of the failure of Trane Parent or any Borrower to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.

SECTION 7. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

SECTION 8. Incorporation by Reference. The provisions of Sections 9.8 and 9.13 of the Existing Credit Agreement are hereby incorporated by reference as if set forth in full herein, mutatis mutandis.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

TRANE TECHNOLOGIES PLC

BY

/s/ Evan M. Turtz
Name: Evan M. Turtz
Title: Senior Vice President, General Counsel and Secretary

TRANE TECHNOLOGIES HOLDCO INC.

By

/s/ Scott R. Williams
Name: Scott R. Williams
Title: Assistant Treasurer

TRANE TECHNOLOGIES GLOBAL HOLDING COMPANY LIMITED

By

/s/ Scott R. Williams
Name: Scott R. Williams
Title: Assistant Treasurer

TRANE TECHNOLOGIES FINANCING LIMITED
By
/s/ Christopher Donohoe
Name: Christopher Donohoe
Title: Director

[Signature Page to Second Amendment to Trane Technologies 2021 Credit Agreement]

JPMORGAN CHASE BANK, N.A., as
Administrative Agent and as a Bank By

/s/ Marlon Mathews
Name: Marlon Mathews Title: Executive Director

[Signature Page to Second Amendment to Trane Technologies 2021 Credit Agreement]

BANK SIGNATURE PAGE TO SECOND AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF JUNE 18, 2021 (AS AMENDED, AMENDED AND RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED), AMONG TRANE TECHNOLOGIES HOLDCO INC., TRANE TECHNOLOGIES GLOBAL HOLDING COMPANY LIMITED, TRANE TECHNOLOGIES FINANCING LIMITED, TRANE TECHNOLOGIES PLC, THE OTHER GUARANTORS PARTY
THERETO, THE BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Bank of America, N.A.

By: /s/Jason Yakabu
Name: Jason Yakabu Title: Director

BANK SIGNATURE PAGE TO SECOND AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF JUNE 18, 2021 (AS AMENDED, AMENDED AND RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED), AMONG TRANE TECHNOLOGIES HOLDCO INC., TRANE TECHNOLOGIES GLOBAL HOLDING COMPANY LIMITED, TRANE TECHNOLOGIES FINANCING LIMITED, TRANE TECHNOLOGIES PLC, THE OTHER GUARANTORS PARTY
THERETO, THE BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The Bank of Nova Scotia

By:    /s/ Kevin McCarthy     Name: Kevin McCarthy
Title: Director

BANK SIGNATURE PAGE TO SECOND AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF JUNE 18, 2021 (AS AMENDED, AMENDED AND RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED), AMONG TRANE TECHNOLOGIES HOLDCO INC., TRANE TECHNOLOGIES GLOBAL HOLDING COMPANY LIMITED, TRANE TECHNOLOGIES FINANCING LIMITED, TRANE TECHNOLOGIES PLC, THE OTHER GUARANTORS PARTY
THERETO, THE BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

BNP PARIBAS

By:    /s/ Rick Pace     Name: Rick Pace
Title: Managing Director

By:    /s/ Michael Lefkowitz     Name: Michael Lefkowitz
Title: Director

BANK SIGNATURE PAGE TO SECOND AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF JUNE 18, 2021 (AS AMENDED, AMENDED AND RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED), AMONG TRANE TECHNOLOGIES HOLDCO INC., TRANE TECHNOLOGIES GLOBAL HOLDING COMPANY LIMITED, TRANE TECHNOLOGIES FINANCING LIMITED, TRANE TECHNOLOGIES PLC, THE OTHER GUARANTORS PARTY
THERETO, THE BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Citibank, N.A.

By: /s/ Brian Reed
Name: Brian Reed
Title: Vice President

BANK SIGNATURE PAGE TO SECOND AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF JUNE 18, 2021 (AS AMENDED, AMENDED AND RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED), AMONG TRANE TECHNOLOGIES HOLDCO INC., TRANE TECHNOLOGIES GLOBAL HOLDING COMPANY LIMITED, TRANE TECHNOLOGIES FINANCING LIMITED, TRANE TECHNOLOGIES PLC, THE OTHER GUARANTORS PARTY
THERETO, THE BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

DEUTSCHE BANK AG NEW YORK, AS A LENDER

By: /s/ Alison Lugo     Name: Alison Lugo (alison.lugo@db.com) Title:    Vice President
Phone:    +1(212) 250-2803

For Banks requiring a second signature block:

By: /s/ Marko Lukin     Name: Marko Lukin (marko.lukin@db.com) Title: Vice President
Phone: +1(212) 250-7283

BANK SIGNATURE PAGE TO SECOND AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF JUNE 18, 2021 (AS AMENDED, AMENDED AND RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED), AMONG TRANE TECHNOLOGIES HOLDCO INC., TRANE TECHNOLOGIES GLOBAL HOLDING COMPANY LIMITED, TRANE TECHNOLOGIES FINANCING LIMITED, TRANE TECHNOLOGIES PLC, THE OTHER GUARANTORS PARTY
THERETO, THE BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

GOLDMAN SACHS BANK USA

By: /s/ Dan Martis
Name: Dan Martis
Title: Authorized Signatory

BANK SIGNATURE PAGE TO SECOND AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF JUNE 18, 2021 (AS AMENDED, AMENDED AND RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED), AMONG TRANE TECHNOLOGIES HOLDCO INC., TRANE TECHNOLOGIES GLOBAL HOLDING COMPANY LIMITED, TRANE TECHNOLOGIES FINANCING LIMITED, TRANE TECHNOLOGIES PLC, THE OTHER GUARANTORS PARTY
THERETO, THE BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

MIZUHO BANK, LTD.

By:    /s/ Donna DeMagistris     Name: Donna DeMagistris
Title: Executive Director

BANK SIGNATURE PAGE TO SECOND AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF JUNE 18, 2021 (AS AMENDED, AMENDED AND RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED), AMONG TRANE TECHNOLOGIES HOLDCO INC., TRANE TECHNOLOGIES GLOBAL HOLDING COMPANY LIMITED, TRANE TECHNOLOGIES FINANCING LIMITED, TRANE TECHNOLOGIES PLC, THE OTHER GUARANTORS PARTY
THERETO, THE BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

MUFG Bank, Ltd.

By:    /s/ Wolfgang Arbaczewski
         Name:    Wolfgang Arbaczewski
Title:     Authorized Signatory

BANK SIGNATURE PAGE TO SECOND AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF JUNE 18, 2021 (AS AMENDED, AMENDED AND RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED), AMONG TRANE TECHNOLOGIES HOLDCO INC., TRANE TECHNOLOGIES GLOBAL HOLDING COMPANY LIMITED, TRANE TECHNOLOGIES FINANCING LIMITED, TRANE TECHNOLOGIES PLC, THE OTHER GUARANTORS PARTY
THERETO, THE BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Standard Chartered Bank

By: /s/ Kristopher Tracy
Name: Kristopher Tracy
Title: Director, Financing Solutions

For Banks requiring a second signature block:

By:         Name:
Title:

BANK SIGNATURE PAGE TO SECOND AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF JUNE 18, 2021 (AS AMENDED, AMENDED AND RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED), AMONG TRANE TECHNOLOGIES HOLDCO INC., TRANE TECHNOLOGIES GLOBAL HOLDING COMPANY LIMITED, TRANE TECHNOLOGIES FINANCING LIMITED, TRANE TECHNOLOGIES PLC, THE OTHER GUARANTORS PARTY
THERETO, THE BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The Toronto Dominion Bank, New York Branch

By:     /s/ David Perlman     Name: David Perlman
Title: Authorized Signatory

For Banks requiring a second signature block:

By:         Name:
Title:

BANK SIGNATURE PAGE TO SECOND AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF JUNE 18, 2021 (AS AMENDED, AMENDED AND RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED), AMONG TRANE TECHNOLOGIES HOLDCO INC., TRANE TECHNOLOGIES GLOBAL HOLDING COMPANY LIMITED, TRANE TECHNOLOGIES FINANCING LIMITED, TRANE TECHNOLOGIES PLC, THE OTHER GUARANTORS PARTY
THERETO, THE BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

U.S. Bank National Association

By:     /s/ Jason Hall     Name: Jason Hall
Title: Assistant Vice President

BANK SIGNATURE PAGE TO SECOND AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF JUNE 18, 2021 (AS AMENDED, AMENDED AND RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED), AMONG TRANE TECHNOLOGIES HOLDCO INC., TRANE TECHNOLOGIES GLOBAL HOLDING COMPANY LIMITED, TRANE TECHNOLOGIES FINANCING LIMITED, TRANE TECHNOLOGIES PLC, THE OTHER GUARANTORS PARTY
THERETO, THE BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

WELLS FARGO BANK, N.A.

By:    /s/ Steven Chen     Name:    Steven Chen
Title:    Vice President